SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 10, 1997


                          SPECIALTY CARE NETWORK, INC.
                 (Exact Name of Registrant Specified in Charter)


   Delaware                       0-22019                     62-1623449
---------------               ----------------            -------------------
(State or Other               (Commission File             (I.R.S. Employer
Jurisdiction of                   Number)                 Identification No.)
Incorporation)




      44 Union Boulevard, Suite 600
           Lakewood, Colorado                                     80228
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(Address of Principal Executive Offices)                        (Zip Code)





       Registrant's telephone number, including area code: (303) 716-0041



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 2. Acquisition or Disposition of Assets.

     Effective September 10, 1997, Specialty Care Network, Inc. (the "Company") acquired, through merger (the "OSAL Merger"), substantially all of the assets and certain liabilities of Orthopedic Surgeons Associated of Lima, Inc., an Ohio professional service corporation ("OSAL"), pursuant to the terms of a Merger Agreement, dated September 10, 1997, by and among the Company, OSAL, Roger L. Terry, M.D., David L. Davis, M.D., David B. Steiner, M.D., John J. Duggan, M.D., James A. O'Neill, M.D. and Mark G. McDonald, M.D. (the "OSAL Merger Agreement"). OSAL is a six physician orthopaedics group with its headquarters in Lima, Ohio. In connection with the OSAL Merger, the common stock of OSAL was exchanged for aggregate consideration of approximately $7,530,000 consisting of approximately $1,115,000 in cash and 498,244 shares of Company Common Stock. The cash portion of the consideration paid for the assets pursuant to the OSAL Merger Agreement was from the Company's line of credit. The assets acquired from OSAL pursuant to the OSAL Merger include certain equipment used by OSAL in the practice of medicine.

     Effective September 10, 1997, the Company acquired, through merger (the "BJCL Merger"), substantially all of the assets and certain liabilities of Bone & Joint Center of Lima, Inc., an Ohio professional service corporation ("BJCL"), pursuant to the terms of a Merger Agreement, dated September 10, 1997, by and among the Company, BJCL and Michael J. Wieser, M.D. BJCL is an orthopaedic practice located in Lima, Ohio. In connection with the BJCL Merger, the common stock of BJCL was exchanged for aggregate consideration of $1,255,965 consisting of 97,473 shares of Company Common Stock. The assets acquired from BJCL pursuant to the BJCL Merger include certain equipment used by BJCL in the practice of medicine.

     Effective September 10, 1997, the Company acquired, through merger (the "LOI Merger"), substantially all of the assets and certain liabilities of Lima Orthopedics, Inc., an Ohio professional service corporation ("LOI"), pursuant to the terms of a Merger Agreement, dated September 10, 1997, by and among the Company, LOI and James E. Bagenstose, M.D. (the "LOI Merger Agreement"). LOI is an orthopaedic practice located in Lima, Ohio. In connection with the LOI Merger, the common stock of LOI was exchanged for aggregate consideration of approximately $1,255,000 consisting of approximately $255,000 in cash and 77,670 shares of Company Common Stock. The cash portion of the consideration paid for the assets pursuant to the LOI Merger Agreement was from the Company's line of credit. The assets acquired from LOI pursuant to the LOI Merger includes certain equipment used by LOI in the practice of medicine.

     In connection with the OSAL Merger, BJCL Merger and LOI Merger, the Company entered into a service agreement with Orthopaedic Institute of Ohio, Inc., a new practice formed by the former shareholders of OSAL, BJCL, LOI, pursuant to which the Company has agreed to provide management, administrative and development services to the new practice. The


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Company will make available to the new practice the equipment it acquired in the
OSAL Merger, BJCL Merger and LOI Merger.

     Effective September 10, 1997, the Company acquired, by purchase (the "WCOG Acquisition"), one-half of the outstanding membership interests of West Central Ohio Group, Ltd., an Ohio limited liability company ("WCOG"), pursuant to the terms of a Membership Interest Purchase Agreement, dated September 10, 1997, by and among the Company, James E. Bagenstose, M.D., David L. Davis, M.D., John J. Duggan, M.D., James A. O'Neill, M.D., David B. Steiner, M.D., Roger L. Terry, M.D., Michael J. Wieser, M.D. and Mark G. McDonald, M.D. (the "WCOG Acquisition Agreement"). WCOG is in the process of constructing an orthopaedic specialty hospital in Lima, Ohio (the "Hospital"). It is anticipated that the Hospital will be operational in the spring of 1998. In connection with the WCOG Acquisition, one-half of the membership interests of WCOG were exchanged for $400,000 cash. The consideration paid for the membership interests purchased pursuant to the WCOG Acquisition Agreement was from the Company's line of credit.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)  Pro Forma Financial Information (unaudited).

          To be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

     (c)  Exhibits.

          2.1 Merger Agreement, dated September 10, 1997, by and among the Company, OSAL, Roger L. Terry, M.D., David L. Davis, M.D., David
               B. Steiner, M.D., John J. Duggan, M.D., James A. O'Neill, M.D. and Mark G. McDonald, M.D.

          2.2 Merger Agreement, dated September 10, 1997, by and among the Company, BJCL and Michael J. Wieser, M.D.

          2.3 Merger Agreement, dated September 10, 1997, by and among the Company, LOI and James E. Bagenstose, M.D.

          2.4 Membership Interest Purchase Agreement, dated September 10, 1997, by and among the Company, WCOA, James E. Bagenstose, M.D., David
               L. Davis, M.D., John J. Duggan, M.D., James A. O'Neill, M.D., David B. Steiner, M.D., Roger L. Terry, M.D., Michael J. Wieser, M.D. and Mark G. McDonald, M.D.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPECIALTY CARE NETWORK, INC.
                                                    (Registrant)


                                            By \s\ D. Paul Davis
                                               ---------------------------------
                                                D. Paul Davis
                                                Senior Vice President - Finance


Dated:  September 25, 1997




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                                  EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

2.1* Merger Agreement, dated September 10, 1997, by and among Specialty Care Network, Inc., Orthopaedic Surgeons Associated of Lima, Inc., Roger L. Terry, M.D., David L. Davis, M.D., David B. Steiner, M.D., John J. Duggan, M.D., James A. O'Neill, M.D. and Mark G. McDonald, M.D.

2.2* Merger Agreement dated September 10, 1997, by and among Specialty Care Network, Inc., Bone & Joint Center of Lima, Inc. and Michael G. Wieser, M.D.

2.3* Merger Agreement dated September 10, 1997, by and among Specialty Care Network, Inc., Lima Orthopaedics, Inc. and James E. Bagenstose, M.D.

2.4* Membership Interest Purchase Agreement, dated September 10, 1997, by and among Specialty Care Network, Inc., James E. Bagenstose, M.D., David L. Davis, M.D., John J. Duggan, M.D., James A. O'Neill, M.D., David B. Steiner, M.D., Roger L. Terry, M.D., Michael J. Wieser, M.D and Mark G. McDonald, M.D.


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*    The exhibits and schedules to this document (which are listed on the table of contents included in the document) have been omitted. The Company agrees to furnish supplementally a copy of any of the omitted exhibits and schedules to the Securities and Exchange Commission upon request.



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